Effective immediately, the sub-section entitled “Transactions with Research Firms" in Appendix G entitled “Portfolio Transactions and Brokerage Commissions” is hereby restated in its entirety as follows:

Transactions with Research Firms

During the fiscal year ended May 31, 2012, the following amount of transactions and related commissions were allocated to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$0	$0

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.